UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2009

FUNTALK CHINA HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

CAYMAN ISLANDS	File No. 000-52358	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

South 3/F, Chang’An XingRong Center No. 1 NaoShiKou Street, XiCheng District Beijing, China	100031
(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code: 8610-5832-5957

Pypo China Holdings Limited
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 9, 2009, Middle Kingdom Alliance Corp. (“Middle Kingdom”), a Delaware corporation, completed a corporate reorganization (the “reorganization”) that resulted in holders of Middle Kingdom securities holding securities of Funtalk China Holdings Limited (the “Company”).

This Form 8-K is being filed to indicate that pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), following the reorganization, the classes of the Company’s securities listed below were deemed to be registered under Section 12(g) of the Exchange Act:

Series A Units, each consisting of one ordinary share, $0.001 par value, and five non-redeemable Class A Warrants
(Title of Class)
Series B Units, each consisting of one ordinary share, $0.001 par value, and one redeemable Class B Warrant
(Title of Class)
Ordinary Shares, $0.001 par value
(Title of Class)
Class A Warrants
(Title of Class)
Class B Warrants
(Title of Class)

Please see the Company’s report on Form 8-K filed on July 15, 2009 relating to the corporate reorganization for additional details.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Funtalk China Holdings Limited

By:	/s/ Kim Chuan (“Jackie”) Leong
Name:	Kim Chuan (“Jackie”) Leong
Title:	Chief Financial Officer

Date:  December 10, 2009